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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                 Date of earliest event reported: April 8, 2005

                                    QLT INC.
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               (Exact Name of Registrant as Specified in Charter)


  British Columbia, Canada             000-17082                  N/A
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(State or Other Jurisdiction          (Commission            (I.R.S. Employer
      of Incorporation)               File Number)          Identification No.)


             887 Great Northern Way, Vancouver, B.C. Canada, V5T 4T5
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              (Address of Principal Executive Offices)   (Zip Code)


                                 (604) 707-7000
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

          On April 8, 2005, the Board of Directors of QLT Inc. (the "Company") approved amendments to its Amended and Restated Shareholder Rights Plan (the "Rights Plan Agreement"), dated as of April 8, 2002, by and between the Company and Computershare Trust Company of Canada.

          The amendments to the Rights Plan Agreement approved by the Board of Directors on April 8, 2005 include (i) replacing references to the Company Act (British Columbia) with references to the Business Corporations Act (British Columbia), reflecting British Columbia's adoption of the Business Corporations Act (British Columbia) to replace the Company Act (British Columbia); (ii) adding the manager of a mutual fund to the list of parties that are not deemed to "Beneficially Own" any security so long as they are not making a Take-over Bid and have not announced an intention to make a Take-over Bid (as defined in the Rights Plan Agreement); (iii) amending the procedure for determining the "Market Price" (as defined in the Rights Plan Agreement) of securities for which no quoted prices are available whereby the Market Price is to be determined by a nationally and internationally recognized investment banking firm selected by the Board of Directors, as opposed to by the Board of Directors as the Rights Plan Agreement previously provided; (iv) removing the requirement that a "Permitted Bid" be on identical terms to all holders; (v) removing the ability of the Board of Directors to alter the Exercise Price of the Rights without the approval of the holders of Voting Shares (as defined in the Rights Plan Agreement) or Rights; and (vi) the correction of certain typographical and similar errors. A copy of the Amended and Restated Rights Agreement is attached hereto as Exhibit 4.1.

          The Rights Plan Agreement will be presented to shareholders for confirmation and approval at the annual and special meeting of the shareholders to be held in May 2005. By its terms, the Rights Plan Agreement will continue in effect only if is confirmed and approved by the shareholders at the annual and special meeting.


ITEM 3.03   MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

          Please see the information set forth under "Item 1.01 - Entry into a Material Definitive Agreement," which is incorporated into this Item 3.03 by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c)       Exhibits

Exhibit
Number     Description of Document
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4.1        Amended and Restated Shareholder Rights Plan, dated as of April 8,
           2005, by and between QLT Inc. and Computershare Trust Company of Canada.


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                                    SIGNATURE

Pursuant to the Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      QLT INC.
                                      (Registrant)


                                      By:  /s/ Paul Hastings
                                           -------------------------------------
                                           President and Chief Executive Officer


Dated: April 12, 2005


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                                INDEX TO EXHIBITS


Exhibit
Number      Description
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4.1         Amended and Restated Shareholder Rights Plan, dated as of April 8,
            2005, by and between QLT Inc. and Computershare Trust Company of
            Canada.